Exhibit 10.30

LETTER OF REAFFIRMATION OF GUARANTY, ABSOLUTE ASSIGNMENT OF FRANCHISEE NOTES AND PROCEEDS DUE, ASSIGNMENT OF RENTS AND SUBLEASES, PLEDGE AGREEMENT, AND UNITED STATES TRADEMARK COLLATERAL ASSIGNMENT AND SECURITY AGREEMENT

DATED: As of March 31, 2011
TO:	Manufacturers and Traders Trust Company
One M & T Plaza, Buffalo, New York 14240

Re:                      (i) (a) ABSOLUTE ASSIGNMENT OF FRANCHISEE NOTES AND PROCEEDS DUE (“Assignment of Franchisee Notes”), (b) ASSIGNMENT OF RENTS AND SUBLEASES (“Assignment of Rents”), (c) PLEDGE AGREEMENT (“Pledge Agreement”), and (d) UNITED STATES TRADEMARK COLLATERAL ASSIGNMENT AND SECURITY AGREEMENT (“Assignment of Trademarks”), each dated as of August 7, 2007 and thereafter reaffirmed as of March 31, 2010, executed and delivered by EMERGING VISION, INC. (“Borrower”) to MANUFACTURERS AND TRADERS TRUST COMPANY (the “Bank") and (e) the GENERAL SECURITY AGREEMENTS (collectively, the "Security Agreement") executed and delivered to the Bank by each of EMERGING VISION, INC., OG ACQUISITION, INC., 1725758 ONTARIO INC. D/B/A THE OPTICAL GROUP, AND VISIONCARE OF CALIFORNIA, each dated as of August 7, 2007 (except for Visioncare of California whose guaranty is dated as of March 31, 2010) and thereafter reaffirmed as of March 31, 2010 ( and the Assignment of Franchisee Notes, the Assignment of Rents, the Pledge Agreement, the Assignment of Trademarks and the Security Agreement are collectively referred to as the “SECURITY DOCUMENTS”) and
(ii) (a) CONTINUING GUARANTY made by OG ACQUISITION, INC., COMBINE BUYING GROUP, INC., 1725758 ONTARIO INC. D/B/A THE OPTICAL GROUP AND VISIONCARE OF CALIFORNIA ( the “Primary Guarantors”) dated as of August 7, 2007 (except for Visioncare of California whose guaranty is dated as of March 31, 2010) and thereafter reaffirmed as of March 31, 2010 (“Primary Guaranty”) and (b) CONTINUING GUARANTY made by all of the other subsidiaries of Borrower listed in the annexed Exhibit of Subsidiaries (“Subsidiary Guarantors”) dated as of March 31, 2010 (“Subsidiary Guaranty” which together with the Primary Guaranty are collectively, the “GUARANTY”);
All of the above having been made and delivered in connection with a certain loan made to EMERGING VISION, INC. by Manufacturers and Traders Trust Company as of August 7, 2007 as same was thereafter modified by that certain NON-REVOLVING LINE OF CREDIT AGREEMENT and TERM LOAN NOTE each dated as of March 31, 2010, as same is being further modified contemporaneously herewith by that certain NON-REVOLVING LINE OF CREDIT AGREEMENT in the amount of in the amount of $3,351,854.45 and TERM LOAN NOTE in the amount of $500,000.00 (collectively, the “Loan”).

Dear Sirs:

In connection with a certain loan made to EMERGING VISION, INC. by Manufacturers and Traders Trust Company dated as of August 7, 2007 as same was thereafter modified by that certain NON-REVOLVING LINE OF CREDIT AGREEMENT in the amount of $4,251,921.13 and TERM LOAN NOTE in the amount of $1,000,000.00 dated as of March 31, 2010 (collectively, the “Loan”), Borrower and the Guarantors executed and delivered the Security Documents and Guaranty to the Bank.  The Loan is being further modified contemporaneously herewith by that certain NON-REVOLVING LINE OF CREDIT AGREEMENT in the amount of $3,351,854.45  and new TERM LOAN NOTE in the amount of $500,000.00.

In addition, Borrower has requested additional financing from the Bank in the form of a $100,000.00 Line of Credit Loan for the purpose of supporting working capital.  In consideration for the modification of the Loan and the Line of Credit, the Bank has required this reaffirmation of the Guaranty and Security Documents previously executed and delivered to the Bank for the purpose of  reaffirming the guaranties and security interests granted to the Bank with respect to the modification of the Loan and this additional financing being granted to Borrower.

Accordingly, each of the undersigned hereby reaffirms and ratifies all the terms, conditions, representations, and covenants contained in the Security Documents and Guaranty and certifies that there are no defenses, offsets, or counterclaims thereto as of the date hereof.

Each of the undersigned further covenants and agrees (i) that the security interests, pledges and assignments granted to Manufacturers and Traders Trust Company by the Security Documents and respectively as appropriate perfected by subsequent UCC-1 filings, remain in full force and effect as set forth therein and that same continue to constitute a binding first security interest in the stated assets of each of the undersigned securing the Borrower’s and each of the undersigned’s debt to Manufacturers and Traders Trust Company, and (ii) that the Guaranty granted to Manufacturers and Traders Trust Company by the Primary Guarantors and Subsidiary Guarantors  remains in full force and effect as set forth therein and that same continue to constitute a binding guaranty of all obligations of the Borrower to the Bank by each of the undersigned Guarantors and that same are unaffected by the inactive status of the following Subsidiary Guarantors whether at the time of the execution of the Subsidiary Guaranty by the Subsidiary Guarantor or thereafter, and (ii) that the Security Documents and Guaranty are in full force and effect.

Each of the undersigned further covenants and certifies that the attached Exhibit “A” represents the current list of subsidiaries, that each of its Guaranty dated as of March 31, 2010 remains in full force and affect and that each of its rents and subleases are assigned to the Bank by virtue of the Assignment of Rents dated as of August 7, 2007 as amended as of March 31, 2010.

Each of the undersigned further covenants, certifies  and agrees (i) that the security interests, pledges and assignments granted to Manufacturers and Traders Trust Company by the Security Documents and respectively as appropriate perfected by subsequent UCC-1 filings shall be unaffected by any future change of status of any Subsidiary Guarantor and shall remain in full force and effect as set forth therein and continue to constitute a binding first security interest in the stated assets of each of the undersigned securing the Borrower’s and each of the undersigned’s debt to Manufacturers and Traders Trust Company without any further writing, and (ii) that the Guaranty granted to Manufacturers and Traders Trust Company by the Primary Guarantors and Subsidiary Guarantors  shall be unaffected by any future change of status of any Subsidiary Guarantor and shall remain in full force and effect as set forth therein and shall continue to constitute a binding guaranty of all obligations of the Borrower to the Bank by each of the undersigned Guarantors without any further writing.

Very truly yours,

BORROWER:
EMERGING VISION, INC.

By:/s/Glenn Spina
Name:           Glen Spina, Its Chief Executive Officer
TIN # 11-3096941

PRIMARY GUARANTORS:
OG ACQUISITION, INC.

By:/s/Glenn Spina
Name:           Glen Spina, Its Chief Executive Officer
TIN # 93-0952526

COMBINE BUYING GROUP, INC.

By:/s/Glenn Spina
Name:           Glen Spina, Its Chief Executive Officer
TIN # 20-5598496

1725758 ONTARIO INC. D/B/A THE OPTICAL GROUP

By:/s/Glenn Spina
Name:           Glen Spina, Its Chief Executive Officer
TIN # 12-0982103

VISIONCARE OF CALIFORNIA

By:/s/Glenn Spina
Name:           Glen Spina, Its Chief Executive Officer
TIN # 93-0952526

SUBSIDIARY GUARANTORS:

EMERGING BUSINESS BROKERAGE, INC.

By:/s/Glenn Spina
Name: Glenn Spina, Its President and Chief Executive Officer
TIN # 20-5990688

EMERGING VISION KING OF PRUSSIA, INC.

By:/s/Glenn Spina
Name: Glenn Spina, Its President and Chief Executive Officer
TIN # 20-3339054

EMERGING VISION USA, INC.

By:/s/Glenn Spina
Name: Glenn Spina, Its President and Chief Executive Officer
TIN # 27-1571430

EV ACQUISITION, INC.

By:/s/Glenn Spina
Name: Glenn Spina, Its President and Chief Executive Officer
TIN # 20-3338453

EV CONTACTS, INC.

By:/s/Glenn Spina
Name: Glenn Spina, Its President and Chief Executive Officer
TIN # 11-3165978

INSIGHT IPA OF NEW YORK, INC.

By:/s/Glenn Spina
Name: Glenn Spina, Its President and Chief Executive Officer
TIN # 11-3413503

OPTI-CAPITAL, INC.

By:/s/Glenn Spina
Name: Glenn Spina, Its President and Chief Executive Officer
TIN # 26-0274312

SINGER SPECS OF WESTMORELAND, INC.

By:/s/Glenn Spina
Name: Glenn Spina, Its President and Chief Executive Officer
TIN # 20-3165292

SINGER SPECS, INC.

By:/s/Glenn Spina
Name: Glenn Spina, Its President and Chief Executive Officer
TIN # 51-0291693

STERLING OPTICAL OF BAYSHORE, INC.

By:/s/Glenn Spina
Name: Glenn Spina, Its President and Chief Executive Officer
TIN # 20-2497850

STERLING OPTICAL OF CHAUTAUQUA, INC.

By:/s/Glenn Spina
Name: Glenn Spina, Its President and Chief Executive Officer
TIN # 20-2478760

STERLING OPTICAL OF COLLEGE POINT, INC.

By:/s/Glenn Spina
Name: Glenn Spina, Its President and Chief Executive Officer
TIN # 30-0544330

STERLING OPTICAL OF COMMACK, INC.

By:/s/Glenn Spina
Name: Glenn Spina, Its President and Chief Executive Officer
TIN # 20-1972297

STERLING OPTICAL OF CP, INC.

By:/s/Glenn Spina
Name: Glenn Spina, Its President and Chief Executive Officer
TIN # 26-2821750

STERLING OPTICAL OF CROSSGATES MALL, INC.

By:/s/Glenn Spina
Name: Glenn Spina, Its President and Chief Executive Officer
TIN # 73-1699266

STERLING OPTICAL OF GRAND FORKS, INC.

By:/s/Glenn Spina
Name: Glenn Spina, Its President and Chief Executive Officer
TIN # 25-352800

STERLING OPTICAL OF HUNTINGTON, INC.

By:/s/Glenn Spina
Name: Glenn Spina, Its President and Chief Executive Officer
TIN # 20-8693886

STERLING OPTICAL OF IVERSON, INC.

By:/s/Glenn Spina
Name: Glenn Spina, Its President and Chief Executive Officer
TIN # 26-2311182

STERLING OPTICAL OF JEFFERSON VALLEY, INC.

By:/s/Glenn Spina
Name: Glenn Spina, Its President and Chief Executive Officer
TIN # 20-3338968

STERLING OPTICAL OF LAVALE, INC.

By:/s/Glenn Spina
Name: Glenn Spina, Its President and Chief Executive Officer
TIN # 20-2491103

STERLING OPTICAL OF NEWBURGH, INC.

By:/s/Glenn Spina
Name: Glenn Spina, Its President and Chief Executive Officer
TIN # 20-2491557

STERLING OPTICAL OF ROCKAWAY, INC.

By:/s/Glenn Spina
Name: Glenn Spina, Its President and Chief Executive Officer
TIN # 52-2442207

STERLING OPTICAL OF WARMINSTER, INC.

By:/s/Glenn Spina
Name: Glenn Spina, Its President and Chief Executive Officer
TIN # 20-1532102

STERLING OPTICAL OF WAYNE, INC.

By:/s/Glenn Spina
Name: Glenn Spina, Its President and Chief Executive Officer
TIN # 26-2311094

STERLING OPTICAL OF WEST HEMPSTEAD, INC.

By:/s/Glenn Spina
Name: Glenn Spina, Its President and Chief Executive Officer
TIN # 11-3112920

STERLING OPTICAL OF WESTMORELAND, INC.

By:/s/Glenn Spina
Name: Glenn Spina, Its President and Chief Executive Officer
TIN # 20-1532127

STERLING OPTICAL OF W.P ROAD, INC.

By:/s/Glenn Spina
Name: Glenn Spina, Its President and Chief Executive Officer
TIN # 26-2596411

STERLING U.S.A, INC.

By:/s/Glenn Spina
Name: Glenn Spina, Its President and Chief Executive Officer
TIN # 11-3201208

STERLING VISION BOS, INC.

By:/s/Glenn Spina
Name: Glenn Spina, Its President and Chief Executive Officer
TIN # 11-3292012

STERLING VISION DKM, INC.

By:/s/Glenn Spina
Name: Glenn Spina, Its President and Chief Executive Officer
TIN # 11-3341270

STERLING VISION OF 794 LEXINGTON, INC.

By:/s/Glenn Spina
Name: Glenn Spina, Its President and Chief Executive Officer
TIN # 11-3633114

STERLING VISION OF AVIATION MALL, INC.

By:/s/Glenn Spina
Name: Glenn Spina, Its President and Chief Executive Officer
TIN # 20-8676743

STERLING VISION OF ANNAPOLIS, INC.

By:/s/Glenn Spina
Name: Glenn Spina, Its President and Chief Executive Officer
TIN # 80-0061229

STERLING VISION OF ARNOT MALL, INC.

By:/s/Glenn Spina
Name: Glenn Spina, Its President and Chief Executive Officer
TIN # 11-3165978

STERLING VISION OF BEAVER DAM, INC.

By:/s/Glenn Spina
Name: Glenn Spina, Its President and Chief Executive Officer
TIN # 11-3479354

STERLING VISION OF BLASDELL, INC.

By:/s/Glenn Spina
Name: Glenn Spina, Its President and Chief Executive Officer
TIN # 11-3315915

STERLING VISION OF BROOKFIELD SQUARE, INC.

By:/s/Glenn Spina
Name: Glenn Spina, Its President and Chief Executive Officer
TIN # 20-5883418

STERLING VISION OF CALIFORNIA, INC.

By:/s/Glenn Spina
Name: Glenn Spina, Its President and Chief Executive Officer
TIN # 11-3165980

STERLING VISION OF CAMBRIDGE SQUARE, INC.

By:/s/Glenn Spina
Name: Glenn Spina, Its President and Chief Executive Officer
TIN # 11-3303951

STERLING VISION OF CAMP HILL, INC.

By:/s/Glenn Spina
Name: Glenn Spina, Its President and Chief Executive Officer
TIN # 11-3425991

STERLING VISION OF CLIFTON PARK, INC.

By:/s/Glenn Spina
Name: Glenn Spina, Its President and Chief Executive Officer
TIN # 20-2498733

STERLING VISION OF COLUMBIA MALL, INC.

By:/s/Glenn Spina
Name: Glenn Spina, Its President and Chief Executive Officer
TIN # 11-3633070

STERLING VISION OF DELAFIELD, INC.

By:/s/Glenn Spina
Name: Glenn Spina, Its President and Chief Executive Officer
TIN # 11-3212991

STERLING VISION OF DULLES, INC.

By:/s/Glenn Spina
Name: Glenn Spina, Its President and Chief Executive Officer
TIN # 11-3398019

STERLING VISION OF EAST ROCKAWAY, INC.

By:/s/Glenn Spina
Name: Glenn Spina, Its President and Chief Executive Officer
TIN # 11-3211287

STERLING VISION OF FAIR OAKS, INC.

By:/s/Glenn Spina
Name: Glenn Spina, Its President and Chief Executive Officer
TIN # 11-3366560

STERLING VISION OF FULTON ST., INC.

By:/s/Glenn Spina
Name: Glenn Spina, Its President and Chief Executive Officer
TIN # 11-3341234

STERLING VISION OF GREEN ACRES, INC.

By:/s/Glenn Spina
Name: Glenn Spina, Its President and Chief Executive Officer
TIN # 11-3303949

STERLING VISION OF HAGERSTOWN, INC.

By:/s/Glenn Spina
Name: Glenn Spina, Its President and Chief Executive Officer
TIN # 11-3306773

STERLING VISION OF HEMPSTEAD, INC.

By:/s/Glenn Spina
Name: Glenn Spina, Its President and Chief Executive Officer
TIN # 11-3117062

STERLING VISION OF IRONDEQUOIT, INC.

By:/s/Glenn Spina
Name: Glenn Spina, Its President and Chief Executive Officer
TIN # 30-0310502

STERLING VISION OF ISLANDIA, INC.

By:/s/Glenn Spina
Name: Glenn Spina, Its President and Chief Executive Officer
TIN # 11-3238993

STERLING VISION OF JOHNSON CITY, INC.

By:/s/Glenn Spina
Name: Glenn Spina, Its President and Chief Executive Officer
TIN # 20-5840899

STERLING VISION OF KENOSHA, INC.

By:/s/Glenn Spina
Name: Glenn Spina, Its President and Chief Executive Officer
TIN # 11-3345481

STERLING VISION OF M STREET, INC.

By:/s/Glenn Spina
Name: Glenn Spina, Its President and Chief Executive Officer
TIN # 20-4478224

STERLING VISION OF MENLO PARK, INC.

By:/s/Glenn Spina
Name: Glenn Spina, Its President and Chief Executive Officer
TIN # 20-3686612

STERLING VISION OF MONTGOMERY MALL, INC.

By:/s/Glenn Spina
Name: Glenn Spina, Its President and Chief Executive Officer
TIN # 20-2491778

STERLING VISION OF MYRTLE AVE., INC.

By:/s/Glenn Spina
Name: Glenn Spina, Its President and Chief Executive Officer
TIN # 20-4478140

STERLING VISION OF NANUET, INC.

By:/s/Glenn Spina
Name: Glenn Spina, Its President and Chief Executive Officer
TIN # 11-3212990

STERLING VISION OF NEWPARK, INC.

By:/s/Glenn Spina
Name: Glenn Spina, Its President and Chief Executive Officer
TIN # 11-3212995

STERLING VISION OF OLEAN, INC.

By:/s/Glenn Spina
Name: Glenn Spina, Its President and Chief Executive Officer
TIN # 01-0601482

STERLING VISION OF ONTARIO MILLS, INC.

By:/s/Glenn Spina
Name: Glenn Spina, Its President and Chief Executive Officer
TIN # 11-3306793

STERLING VISION OF OWINGS MILLS, INC.

By:/s/Glenn Spina
Name: Glenn Spina, Its President and Chief Executive Officer
TIN # 11-3461857

STERLING VISION OF PARAMUS PARK, INC.

By:/s/Glenn Spina
Name: Glenn Spina, Its President and Chief Executive Officer
TIN # 20-5990867

STERLING VISION OF POTOMAC MILLS, INC.

By:/s/Glenn Spina
Name: Glenn Spina, Its President and Chief Executive Officer
TIN # 11-3201204

STERLING VISION OF SOUTH TOWN PLAZA, INC.

By:/s/Glenn Spina
Name: Glenn Spina, Its President and Chief Executive Officer
TIN # 20-3338861

STERLING VISION OF SPOTSYLVANIA, INC.

By:/s/Glenn Spina
Name: Glenn Spina, Its President and Chief Executive Officer
TIN # 20-3304129

STERLING VISION OF STATEN ISLAND, INC.

By:/s/Glenn Spina
Name: Glenn Spina, Its President and Chief Executive Officer
TIN # 20-2491427

STERLING VISION OF WESTMINSTER, INC.

By:/s/Glenn Spina
Name: Glenn Spina, Its President and Chief Executive Officer
TIN # 11-3341257

VISION OPTICAL CO.

By:/s/Glenn Spina
Name: Glenn Spina, Its President and Chief Executive Officer
TIN # 23-1605202

EXHIBIT “A” – ACTIVE SUBSIDIARY GUARANTORS:

EMERGING BUSINESS BROKERAGE, INC.
EMERGING VISION KING OF PRUSSIA, INC.
EMERGING VISION USA, INC.
EV ACQUISITION, INC.
EV CONTACTS, INC.
INSIGHT IPA OF NEW YORK, INC.
OPTI-CAPITAL, INC.
SINGER SPECS OF WESTMORELAND, INC.
SINGER SPECS, INC.
STERLING OPTICAL OF BAYSHORE, INC.
STERLING OPTICAL OF CHAUTAUQUA, INC.
STERLING OPTICAL OF COLLEGE POINT, INC.
STERLING OPTICAL OF COMMACK, INC.
STERLING OPTICAL OF CP, INC.
STERLING OPTICAL OF CROSSGATES MALL, INC.
STERLING OPTICAL OF GRAND FORKS, INC.
STERLING OPTICAL OF HUNTINGTON, INC.
STERLING OPTICAL OF IVERSON, INC.
STERLING OPTICAL OF JEFFERSON VALLEY, INC.
STERLING OPTICAL OF LAVALE, INC.
STERLING OPTICAL OF NEWBURGH, INC.
STERLING OPTICAL OF ROCKAWAY, INC.
STERLING OPTICAL OF WARMINSTER, INC.
STERLING OPTICAL OF WAYNE, INC.
STERLING OPTICAL OF WEST HEMPSTEAD, INC.
STERLING OPTICAL OF WESTMORELAND, INC.
STERLING OPTICAL OF W.P ROAD, INC.
STERLING U.S.A, INC.
STERLING VISION BOS, INC.
STERLING VISION DKM, INC.
STERLING VISION OF 794 LEXINGTON, INC.
STERLING VISION OF AVIATION MALL, INC.
STERLING VISION OF ANNAPOLIS, INC.
STERLING VISION OF ARNOT MALL, INC.
STERLING VISION OF BEAVER DAM, INC.
STERLING VISION OF BLASDELL, INC.
STERLING VISION OF BROOKFIELD SQUARE, INC.
STERLING VISION OF CALIFORNIA, INC.
STERLING VISION OF CAMBRIDGE SQUARE, INC.
STERLING VISION OF CAMP HILL, INC.
STERLING VISION OF CLIFTON PARK, INC.
STERLING VISION OF COLUMBIA MALL, INC.
STERLING VISION OF DELAFIELD, INC.
STERLING VISION OF DULLES, INC.
STERLING VISION OF EAST ROCKAWAY, INC.
STERLING VISION OF FAIR OAKS, INC.
STERLING VISION OF FULTON ST., INC.
STERLING VISION OF GREEN ACRES, INC.
STERLING VISION OF HAGERSTOWN, INC.
STERLING VISION OF HEMPSTEAD, INC.
STERLING VISION OF IRONDEQUOIT, INC.
STERLING VISION OF ISLANDIA, INC.
STERLING VISION OF JOHNSON CITY, INC.
STERLING VISION OF KENOSHA, INC.
STERLING VISION OF M STREET, INC.
STERLING VISION OF MENLO PARK, INC.
STERLING VISION OF MONTGOMERY MALL, INC.
STERLING VISION OF MYRTLE AVE., INC.
STERLING VISION OF NANUET, INC.
STERLING VISION OF NEWPARK, INC.
STERLING VISION OF OLEAN, INC.
STERLING VISION OF ONTARIO MILLS, INC.
STERLING VISION OF OWINGS MILLS, INC.
STERLING VISION OF PARAMUS PARK, INC.
STERLING VISION OF POTOMAC MILLS, INC.
STERLING VISION OF SOUTHTOWNE PLAZA, INC.
STERLING VISION OF SPOTSYLVANIA, INC.
STERLING VISION OF STATEN ISLAND, INC.
STERLING VISION OF WESTMINSTER, INC.
VISIONCARE OF CALIFORNIA.
VISION OPTICAL CO.